UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 8, 2008
PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-01687	25-0730780

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 434-3131
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 8, 2008, PPG Industries, Inc. announced that it had entered into an agreement to sell a majority interest in the Company’s original equipment manufacture (OEM) glass and automotive replacement glass and services businesses to an affiliate of funds managed by the private equity firm of Kohlberg & Company, LLC for gross proceeds of $330 million.
A copy of the Company’s press release announcing this transaction is attached hereto as Exhibit 99 and incorporated by reference in this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99   —   Press release of PPG Industries, Inc. dated July 8, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2008	PPG INDUSTRIES, INC. (Registrant)

	By:	/s/ William H. Hernandez

William H. Hernandez Senior Vice President, Finance and Chief Financial Officer